SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 6, 2003

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                       0-25107                   13-3899472
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                         Identification Number)

                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)

                                 (212) 725-6550
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              (Registrant's telephone number, including area code)

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ITEM 5. Other Events and Regulation FD Disclosure

On February 5, 2003, the Company received a NASDAQ Listing Qualifications Panel Determination indicating that effective with the open of business on February 7, 2003, the Company's common stock will be delisted from The Nasdaq Stock Market and that the Company's common stock will be eligible for quotation on the OTC Bulletin Board effective with the open of business on February 7, 2003. The OTC Bulletin Board symbol assigned to the Company will be "DICE".

On February 6, 2003, the Company issued a press release announcing its receipt of the notice. The full text of the press release is attached as Exhibit 99.1 hereto.

ITEM 7. Exhibits.

Exhibit
Number            Description
-------           -----------

99.1              Press Release dated February 6, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DICE INC.



                                        By:  /s/ Brian P. Campbell
                                           -------------------------------------
                                           Name:   Brian P. Campbell
                                           Title:  Vice President and General
                                                      Counsel

Dated: February 7, 2003